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                                                                    EXHIBIT 99.2

                                               [CERIDIAN LOGO]

                                               CERIDIAN CORPORATION
                                               3311 East Old Shakopee Road
                                               Minneapolis, Minnesota 55425-1640

                      Ceridian Corporation and Subsidiaries

                       Supplementary Schedules D, E and F
         to the earnings release for the quarter ended December 31, 2003

We report our financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). However, we believe that certain non-GAAP financial measures may provide users of this financial information with additional meaningful comparisons between current results and prior reported results. Certain of the information set forth herein, on our website and presented by us from time to time, may constitute non-GAAP financial measures within the meaning of Regulation G and Item 10 of Regulation S-K adopted by the Securities and Exchange Commission. We have presented in supplementary schedules referenced herein a reconciliation of these measures to the most directly comparable GAAP financial measures. The presentation of this additional information is not meant to be considered in isolation or as a substitute for comparable amounts determined in accordance with GAAP in the United States.


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Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Including freight billing reclassification*
(In millions, except for per share amounts)

                                                             2002
                                    -----------------------------------------------------
                                       Q1         Q2          Q3         Q4       Total
                                    --------   --------    --------   --------   --------
Revenue*                            $  301.8   $  287.8    $  288.6   $  314.5   $1,192.7

Costs and Expenses
  Cost of Revenue*                     143.3      139.5       141.6      150.1      574.5
  Selling, general and
    administrative                     102.8       94.4        87.2       90.9      375.3
  Research and development              15.3       14.4        15.1       14.5       59.3
  Other expense (income)                 9.8       (0.1)        9.7       14.9       34.3
    Total costs and expenses           271.2      248.2       253.6      270.4    1,043.4

Earnings before
  interest and taxes                    30.6       39.6        35.0       44.1      149.3

Net interest expense                     1.6        1.3         0.9        0.7        4.5
Earnings before
  income taxes                          29.0       38.3        34.1       43.4      144.8

Income tax provision                    10.4       13.8        12.3       14.6       51.1
Earnings from
  continuing operations             $   18.6   $   24.5    $   21.8   $   28.8   $   93.7

Diluted earnings per share          $   0.12   $   0.16    $   0.15   $   0.19   $   0.62

Shares                                 150.9      153.7       149.9      148.9      150.6

* Freight reclassification impact
  (offsetting amounts in HRS
   revenue and cost of revenue)     $    2.3   $     --    $     --   $     --   $    2.3

                                                            2003
                                    -------------------------------------------------------
                                       Q1          Q2         Q3         Q4         Total
                                    --------    --------   --------    --------    --------
Revenue*                            $  314.6    $  297.8   $  309.5    $  352.2    $1,274.1

Costs and Expenses
  Cost of Revenue*                     148.4       145.0      149.2       163.8       606.4
  Selling, general and
    administrative                     108.2        95.7       97.7       104.0       405.6
  Research and development              16.3        16.8       15.9        15.7        64.7
  Other expense (income)                (0.4)        0.2       (1.1)       (1.2)       (2.5)
    Total costs and expenses           272.5       257.7      261.7       282.3     1,074.2

Earnings before
  interest and taxes                    42.1        40.1       47.8        69.9       199.9

Net interest expense                     0.7         0.7        0.8         0.6         2.8
Earnings before
  income taxes                          41.4        39.4       47.0        69.3       197.1

Income tax provision                    14.7        14.0       16.7        23.7        69.1
Earnings from
  continuing operations             $   26.7    $   25.4   $   30.3    $   45.6    $  128.0

Diluted earnings per share          $   0.18    $   0.17   $   0.20    $   0.30    $   0.85

Shares                                 148.9       149.3      151.8       154.3       151.1

* Freight reclassification impact
  (offsetting amounts in HRS
   revenue and cost of revenue)     $     --    $     --   $     --    $     --    $     --


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Ceridian Corporation and Subsidiaries
Schedule E

NON-GAAP ADJUSTMENTS TO STATEMENTS OF OPERATIONS (Unaudited)
(In millions)

                                                                               2002
                                                      -----------------------------------------------------
                                                         Q1          Q2         Q3         Q4       Total
                                                      --------    --------   --------   --------   --------
OTHER EXPENSE (INCOME)
Write-down of marketable securities - HRS             $     --    $     --   $     --   $    6.3   $    6.3
Loss on derivative securities - HRS                         --          --         --        1.8        1.8
Asset write-downs and other unusual items - HRS           12.4          --         --        5.6       18.0
Asset write-downs and other unusual items - Comdata        1.5          --         --        1.5        3.0
Factoring receivables loss - Comdata                        --          --        9.8         --        9.8
Other unusual items - Other                               (4.1)         --         --         --       (4.1)
  TOTAL OTHER EXPENSE (INCOME)                             9.8          --        9.8       15.2       34.8

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items             $    9.8    $     --   $    9.8   $   15.2   $   34.8

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                                  12.4          --         --       13.7       26.1
Comdata                                                    1.5          --        9.8        1.5       12.8
Other                                                     (4.1)         --         --         --       (4.1)
  TOTAL                                               $    9.8    $     --   $    9.8   $   15.2   $   34.8

                                                                             2003
                                                      ----------------------------------------------------
                                                         Q1         Q2         Q3        Q4        Total
                                                      --------   --------   --------   --------   --------
OTHER EXPENSE (INCOME)
Write-down of marketable securities - HRS             $     --   $     --   $     --   $     --   $     --
Loss on derivative securities - HRS                         --         --         --         --         --
Asset write-downs and other unusual items - HRS             --         --         --         --         --
Asset write-downs and other unusual items - Comdata         --         --         --         --         --
Factoring receivables loss - Comdata                        --         --         --         --         --
Other unusual items - Other                                 --         --         --         --         --
  TOTAL OTHER EXPENSE (INCOME)                              --         --         --         --         --

EARNINGS BEFORE INCOME TAXES
Effect of elimination of adjustment items             $     --   $     --   $     --   $     --   $     --

SUMMARY BY OPERATING SEGMENT
Human Resource Solutions                                    --         --         --         --         --
Comdata                                                     --         --         --         --         --
Other                                                       --         --         --         --         --
  TOTAL                                               $     --   $     --   $     --   $     --   $     --


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Ceridian Corporation and Subsidiaries
Schedule F

NON-GAAP CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) Including freight billing reclassification and excluding non-GAAP adjustments (In millions, except for per share amounts)

                                                        2002
                               -------------------------------------------------------
                                  Q1         Q2          Q3          Q4         Total
                               --------   --------    --------    --------    --------
Revenue                        $  301.8   $  287.8    $  288.6    $  314.5    $1,192.7

Costs and Expenses
  Cost of Revenue                 143.3      139.5       141.6       150.1       574.5
  Selling, general and
    administrative                102.8       94.4        87.2        90.9       375.3
  Research and development         15.3       14.4        15.1        14.5        59.3
  Other expense (income)             --       (0.1)       (0.1)       (0.3)       (0.5)
    Total costs and expenses      261.4      248.2       243.8       255.2     1,008.6

Earnings before
  interest and taxes               40.4       39.6        44.8        59.3       184.1

Net interest expense                1.6        1.3         0.9         0.7         4.5
Earnings before
  income taxes                     38.8       38.3        43.9        58.6       179.6

Income tax provision               14.0       13.8        15.8        20.1        63.7
Earnings from
  continuing operations        $   24.8   $   24.5    $   28.1    $   38.5    $  115.9

Diluted earnings per share     $   0.16   $   0.16    $   0.19    $   0.26    $   0.77

Shares                            150.9      153.7       149.9       148.9       150.6

                                                       2003
                               -------------------------------------------------------
                                 Q1          Q2          Q3          Q4        Total
                               --------    --------   --------    --------    --------
Revenue                        $  314.6    $  297.8   $  309.5    $  352.2    $1,274.1

Costs and Expenses
  Cost of Revenue                 148.4       145.0      149.2       163.8       606.4
  Selling, general and
    administrative                108.2        95.7       97.7       104.0       405.6
  Research and development         16.3        16.8       15.9        15.7        64.7
  Other expense (income)           (0.4)        0.2       (1.1)       (1.2)       (2.5)
    Total costs and expenses      272.5       257.7      261.7       282.3     1,074.2

Earnings before
  interest and taxes               42.1        40.1       47.8        69.9       199.9

Net interest expense                0.7         0.7        0.8         0.6         2.8
Earnings before
  income taxes                     41.4        39.4       47.0        69.3       197.1

Income tax provision               14.7        14.0       16.7        23.7        69.1
Earnings from
  continuing operations        $   26.7    $   25.4   $   30.3    $   45.6    $  128.0

Diluted earnings per share     $   0.18    $   0.17   $   0.20    $   0.30    $   0.85

Shares                            148.9       149.3      151.8       154.3       151.1

See accompanying Schedule E for non-GAAP adjustments.